Exhibit 4.1 Page 1
YADKIN VALLEY FINANCIAL CORPORATION
CUSIP 984314 10 4
FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.00004 PARl VALUE, OF YADKIN VALLEY FINANCIAL CORPORATION
transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this certificate property endorsed. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.
SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND ASSISTANT SECRETARY
PFLESIDEIVTAND CHIEF EXECUTIVE OFFICER

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Exhibit 4.1 Page 2
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM –	as tenants in common	UNIF GIFT MIN ACT-		custodian

TEN ENT–	as tenants by the entireties		(Cust)	(Minor)
JT ENT–	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act

(State)

		UNIF TRANS MIN ACT-		custodian

			(Cust)		(Minor)
under Uniform Transfer to Minor

Act of

(State)
Additional abbreviations may also be used though not in the above list.

For value received,	hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER

(please print or typewrite name and address, including postal zip code of assignee)

Shares

of the Common Stock represented by the within certificate, and does hereby irrevocably constitute and appoint attorney-in-fact

to transfer the said Shares on the books of the within named corporation with full power ot substitution in the premises.

Dated,

Signature(s) Guaranteed

X

X
NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OF ANY CHANGE WHATEVER.

By
THE SIGNATURE(S) SHOULD TRUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALL ON PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.